UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 5, 2003
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                          GS Mortgage Securities Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               333-100818                13-6357101
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                     --------------

                                 Not applicable

         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
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            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of the GSAMP Trust 2003-HE2, Mortgage Pass-Through Certificates, Series 2003-HE2, Class A-1B, Class A-2, Class A-3, Class M and Class B (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. No other certificates will be offered pursuant to the Prospectus. The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Computational Materials prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2003-HE2, Mortgage Pass-Through Certificates, Series 2003-HE2.

            (99.2) Computational Materials prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2003-HE2, Mortgage Pass-Through Certificates, Series 2003-HE2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.



      August 7, 2003
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                                   By  /s/Samuel Ramos
                                     -------------------------
                                      Name:     Samuel Ramos
                                      Title:    Secretary

                                INDEX TO EXHIBITS
                                -----------------

                                                             Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

(99.1)            Computational Materials prepared by           (E)
                  Goldman, Sachs & Co. in connection
                  with the GSAMP Trust 2003-HE2, Mortgage
                  Pass-Through Certificates, Series
                  2003-HE2.

(99.2)            Computational Materials prepared by           (E)
                  Goldman, Sachs & Co. in connection
                  with the GSAMP Trust 2003-HE2, Mortgage
                  Pass-Through Certificates, Series
                  2003-HE2.